Kesselman & Kesselman Certified Public Accountants (Isr.) Trade Tower, 25 Hamered Street Tel Aviv 68125 Israel P.O Box 452 Tel Aviv 61003 Israel Telephone +972-3-7954555 Facsimile +972-3-7954556

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AUDITORS

To the shareholders of

KEDDEM BIOSCIENCE LTD.

We have audited the balance sheet of Keddem Bioscience Ltd. (the "Company") as of December 31, 2004 and statement of operations, changes in shareholders` equity and cash flows for the period from August 1, 2004 (date of commencement of operation) to December 31, 2004. These financial statements are the responsibility of the Company`s Board of Directors and management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Israel and with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Company`s Board of Directors and management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004 and the results of its operations, changes in shareholders` equity and its cash flows for the period from August 1, 2004 (date of commencement of operations) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

Without qualifying our opinion we draw the attention to the Company`s deficiency and ability to continue as a going concern. The abovementioned financial statements have been prepared assuming that the Company will continue operating as a going concern. As discussed in note 1a to the financial statements regarding management plans, the Company has not yet derived income from its operations and its continuance as a going concern is contingent upon obtaining financial support from the shareholders and other investors until profitable results are achieved. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Tel Aviv, Israel	/s/ Kesselman & Kesselman
February 2, 2005

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